AMENDMENT NO. 1 TO

SP ACQUISITION HOLDINGS, INC.

FOUNDER’S SECURITIES

PURCHASE AGREEMENT

THIS AMENDMENT NO. 1, dated as of October 4, 2007 (this “Amendment”), is made by and between SP Acquisition Holdings, Inc., a Delaware corporation (the “Company”) and SP Acq LLC, a Delaware limited liability company (the “Purchaser” and, together with the Company, the “Parties”).

WHEREAS, the Parties are party to that certain Founder’s Securities Purchase Agreement, dated as of March 22, 2007 (the “Agreement”); and

WHEREAS, the Parties wish to amend the Agreement as herein provided.

NOW, THEREFORE, in consideration of the mutual promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.

The third paragraph of the recitals is hereby deleted in its entirety and replaced with the following:

WHEREAS, concurrently with the closing of the Initial Public Offering, the Purchaser desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, for an aggregate purchase price of $7,000,000 (the “Additional Founder’s Warrants Purchase Price”), 7,000,000 Additional Founder’s Warrants to purchase Shares (the “Additional Founder’s Warrants”).

2.

The Purchaser agrees that all of the representations and warranties that it made in Section 3 of the Agreement are true and correct as of the date hereof and the Purchaser represents that it will distribute the Additional Founder’s Warrants in accordance with the securities laws.

3.

The Agreement is amended hereby solely as provided herein and, as so amended, continues in full force and effect.

Signature page follows

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

SP ACQUISITION HOLDINGS, INC.

/s/ Warren G. Lichtenstein
By: Warren G. Lichtenstein, Chairman of the Board of Directors, President and Chief Executive Officer

SP ACQ LLC

/s/ Warren G. Lichtenstein
By: Warren G. Lichtenstein, Managing Member